UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2009

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No
incorporation)

155 Morristown Road		07924
Bernardsville, New Jersey
(Address of principal executive		(Zip Code)
offices)

Registrant's telephone number, including area code (908) 221-0100

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On July 24, 2009, the Registrant issued a press release announcing its operating results for the three months and six months ended June 30, 2009. A copy of the July 24, 2009 press release, and additional financial information for the second quarter 2009 are included as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits.	The following is filed as an Exhibit to this Current Report on Form 8-K:

	99.1	Press Release dated July 24, 2009, and additional financial information for the second quarter 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERSET HILLS BANCORP

Date: July 24, 2009	By:	/s/ Stewart E. McClure, Jr.
Steward E. McClure, Jr.
President, Chief Executive Officer and Chief
Operating Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit	Description	Page
Number

99.1	Press Release dated July 24, 2009 with respect to Somerset Hills Bancorp’s
	operating results for the three months and six months ended June 30, 2009	4
	and additional financial information for the second quarter 2009